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                                                                   EXHIBIT 10.43

                                                                     Translation

                            EQUITY TRANSFER AGREEMENT

This agreement (this "Agreement") was signed on September 12, 2006 by the following parties in Room B-123, 1 Hexiang Road, White Crane Town, Qingpu District.

The Transferor: Xie Wei (hereinafter referred to as "Party A")
                Residence: Room 302, No. 46, Lane 201, West Guilin Street,
                           Xuhui District, Shanghai
                Lu Qinyong (hereinafter referred to as "Party B")
                Residence: Room 301, No. 7, Lane 657, East Tiyuhui Road,
                           Hongkou District, Shanghai

The Transferee: Beijing Taide Advertising Co. Ltd ( hereinafter referred to as "Party C")
                Location: Room 103, Unit 2, Red Building 16
                          Block 5, Beijing Sports and Kinesiology University East Yuanmingyuan Road,
                          Haidian District, Beijing

Shanghai Hyperlink Market Research Co. Ltd (hereafter as the "Target Co.") has a registered capital of RMB 500,000, of which RMB 196,000 is contributed by Party A, equivalent to 39.2%; RMB 49,000 is contributed by Party B, equivalent to 9.8%; and RMB 255,000 is contributed by Party C, equivalent to 51%. Pursuant to relevant laws and regulations, after friendly consultations among the various parties in this Agreement, the following terms have been reached:

ARTICLE 1 TRANSFER OF EQUITY OF THE TARGET CO.

1. Party A transfers 39.2% of the equity that Party A holds in the Target Co. to Party C at a consideration of RMB 196,000;

     Party B transfers 9.8% of the equity that Party B holds in the Target Co. to Party C at a consideration of RMB 49,000;

2. Other rights attached to the equity are transferred together with the equity transfer.


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3.   The transferee shall make full payments to the transferor for the amount of equity transfer within 7 business days upon the execution of this Agreement.

ARTICLE 2 COVENANTS AND WARRANTIES

The various parties of this Agreement undertake to transfer the equity as required upon the execution of this Agreement.

ARTICLE 3 LIABILITY FOR BREACH

Any party of this Agreement breaches this Agreement without factors of force majeure will be held liable for breach.

ARTICLE 4 METHODS FOR RESOLVING DISPUTES

The parties of this Agreement will first resort to consultations to resolve disputes if they arise. Disputes that cannot be resolved through consultations will be dealt with by judicial agencies.

ARTICLE 5 OTHER ISSUES

1. This Agreement has 4 identical copies, 1 for each of the 3 parties, and 1 for the Target Co. to use for conducting relevant procedures.

2.   This Agreement is in effect upon the signing by the parties.


Party A /s/ Xie Wei   [chop of Xie Wei]
        -------------------------------


Party B /s/ Qinyong   [chop of Qinyong]
        -------------------------------


Party C /s/ [Company chop of Beijing Taide Advertising Co., Ltd.]
        ---------------------------------------------------------


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